Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated June 21, 2024 ■ Statement of Additional Information dated January 1, 2024
Michael Li, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for American Century Focused Dynamic Growth ETF effective September 15, 2024.

The changes below will be effective as of July 1, 2024.

The following entries are added in the Accounts Managed table on pages 24-25 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
John Rabroker[1]	Number of Accounts	2	2	1
	Assets	$2.0 billion[2]	$282.0 million	$851.0 thousand
1 Information provided as of June 18, 2024.
2 Includes $234.1 million in American Century Focused Dynamic Growth ETF.

The following entries are added in the Ownership of Securities table on page 27 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Focused Dynamic Growth
John Rabroker[1]	A
1 Information provided as of June 18, 2024.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

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